Exhibit 10.2

AMENDMENT TO

PURCHASE AND SALE AGREEMENT

THIS AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made as of March 27, 2013, by the entities listed on Schedule 1 attached hereto and made a part hereof (collectively, “Seller”), and NRFC MH II HOLDINGS, LLC, a Delaware limited liability company (“Buyer”).

W I T N E S S E T H:

WHEREAS, Seller and Buyer and the other parties thereto previously entered into that certain Purchase and Sale Agreement dated as of February 15, 2013 (the “Sale Agreement”), pursuant to which Seller agreed to sell to Buyer and Buyer agreed to purchase the Property, which consists of, among other things, the manufactured home communities identified on Schedule 1 attached hereto and more specifically described on Exhibit A to the Sale Agreement, all upon the terms and subject to the conditions contained in the Sale Agreement.

WHEREAS, Seller and Buyer hereby desire to amend the Sale Agreement as more specifically set forth below.

NOW THEREFORE, for and in consideration of the recitals set forth above and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.             Recitals; Certain Defined Terms.  The recitals set forth above are incorporated into this Amendment and shall be deemed terms and provisions hereof, the same as if fully set forth in this Section 1.  All capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Sale Agreement.

2.             Legal Descriptions.  The legal descriptions for the Communities known as Oak Park Village, FL, Western Hills, FL, Ortega Village, FL, Carriage Court Central, FL, Siesta Lago, FL,Colonial Gardens, KS, Township at Clifton, KS, The Woodlands, KS, Ridgewood Estates, KS, Riverside, UT, and Western Mobile Estates, UT that are included in Exhibit A to the Sale Agreement are deleted in their entirety and the revised legal descriptions for such Communities as reflected on Appendix 1 to this Amendment are included in Exhibit A to the Sale Agreement in lieu of the deleted legal descriptions, as if such revised legal descriptions were included in Exhibit A to the Sale Agreement from the Effective Date.

3.             North Regional Office.  Notwithstanding anything to the contrary contained in the Sale Agreement, Seller will not assign, and Buyer will not assume, Seller’s right, title and interest under the lease by and between The 6600 College Boulevard, L.L.C., as landlord, and ARC Real Estate, LLC, as tenant, dated November 1, 2011.

4.             Post-Closing Liability.  The Joinder to this Amendment executed by Farallon Special Investment Partners II, L.P., a California limited partnership, and Farallon Capital Partners, L.P., a California limited partnership, satisfies the condition set forth in Section 9.3.7 of the Sale Agreement that Seller deliver a joinder to the Sale Agreement from a “credit entity” and, accordingly, ARC Real Estate Holdings, LLC, a Delaware limited liability company, has no further obligation to maintain assets as contemplated by the first sentence of Section 9.3.7 of the Sale Agreement. Sellers further agree that, from and after Closing until the expiration of the Claims Survival Period, American Residential Communities JV LLC, a Delaware limited liability company, will directly or through its wholly-owned subsidiaries maintain assets with an aggregate value of at least $15,000,000 (less any amount actually recovered from time to time by Buyer or its affiliates from Seller or its affiliates out of claims made under or arising out of the Sale Agreement and/or the Transaction).

5.             Revisions to Section 13.15 of the Sale Agreement.  The third (3rd) sentence of Section 13.15 of the Sale Agreement is deleted in its entirety and the following sentence is inserted into the Sale Agreement in lieu thereof:

“Notwithstanding the foregoing, however, Seller and Seller Parties each acknowledge and agree that the foregoing limitations shall in no event apply to any actions brought by Buyer alleging fraud by Seller or for any action brought to receive any Closing proration amounts due from Seller to Buyer pursuant to Article 5 and  Section 9.3.3 and Section 9.3.5 of this Agreement.”

6.             Effect of Amendment.

a.             Each of the undersigned confirm to each other that as of the date hereof the Sale Agreement, as modified by this Amendment, is in full force and effect and has not been further amended or modified, nor, has any of its interest therein been assigned or otherwise transferred.

b.             All references in the Sale Agreement to the “Agreement” shall mean the Sale Agreement, as amended by this Amendment.  All of the terms, covenants and conditions of the Sale Agreement, as hereby amended, are ratified and confirmed.

7.             Counterparts.  This Amendment may be executed in multiple counterparts, each of which, when assembled to include an original signature for each party contemplated to sign this Amendment, will constitute a complete and fully executed original.  All such fully executed original counterparts will collectively constitute a single agreement.  Each counterpart may be delivered by electronic transmission.

8.             No Oral Modification.  This Amendment may not be changed orally, but only by an agreement in writing executed by Seller and Buyer.

9.             Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

10.          Successors and Assigns.  All of the grants, covenants, terms and provisions of this Amendment shall be binding upon and insure to the benefit of the successors and assigns of Seller, Buyer and the other parties executing a counterpart of this Amendment.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, each party hereto has caused this Amendment to be effective as of the date first above written.

SELLER:

ARC COMMUNITIES 1, LLC, ARC COMMUNITIES 2, LLC, ARC COMMUNITIES 3, LLC, ARC COMMUNITIES 5, LLC, ARC COMMUNITIES 6, LLC, ARC COMMUNITIES 7, LLC, ARC COMMUNITIES 8, LLC, ARC COMMUNITIES 9, LLC, ARC COMMUNITIES 10, LLC, ARC COMMUNITIES 11, LLC, ARC COMMUNITIES 12, LLC, ARC COMMUNITIES 13, LLC, ARC COMMUNITIES 14, LLC, ARC COMMUNITIES 15, LLC, ARC COMMUNITIES 16, LLC, ARC COMMUNITIES 17, LLC, ARC4BFND, L.L.C., ARC4FL, L.L.C., ARCML06 LLC, ARCUT QUAIL RIDGE LLC, ARC SPEI I, L.L.C., ARC SPEI II, L.L.C., ARC14FLCV LLC, ARCFLCS, LLC, ARC18FLD LLC, ARCFLMC LLC, ARC15FLOV LLC, ARC18FLSH LLC, ARCFLSV LLC, each a Delaware limited liability company

By:	/s/ Orrin S. Shifrin
Orrin S. Shifrin, Secretary

Signature Page to Amendment to Purchase and Sale Agreement

BUYER:

NRFC MH II HOLDINGS, LLC, a Delaware limited liability company

By:	NRFC Sub-REIT Corp., a Maryland corporation

	By:	/s/ Ronald J. Lieberman
	Name:	Ronald J. Lieberman
	Title:	Executive Vice President & General Counsel

Signature Page to Amendment to Purchase and Sale Agreement

Joinder by ARC Real Estate Holdings, LLC

The undersigned hereby joins in the execution of this Amendment for the sole purpose of acknowledging and agreeing to the modification of the Sale Agreement by the foregoing Amendment.

ARC REAL ESTATE HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Orrin S. Shifrin
Name:	Orrin S. Shifrin
Title:	Secretary

Signature Page to Amendment to Purchase and Sale Agreement

Joinder by American Residential Communities JV LLC

The undersigned hereby joins in the execution of this Amendment for the sole purposes of agreeing (i) to be obligated on a joint and several basis with each Seller for payment of all amounts due resulting from a breach by Seller of a representation or warranty made in the Sale Agreement or in any of the documents executed by Seller at the Closing  (subject in all events to the terms of Section 8.3.6 and Section 13.15 of the Sale Agreement, including without limitation the Claims Survival Period and the $15,000,000 cap on liability; provided that for purposes of this Joinder, the last sentence of Section 8.3.6 of the Sale Agreement and the third sentence and the second to last sentence of Section 13.15 of the Sale Agreement shall not apply), and (ii) to maintain directly or through its wholly-owned subsidiaries assets, from and after Closing until the expiration of the Claims Survival Period, with an aggregate value of at least $15,000,000 (less any amount actually recovered from time to time by Buyer or its affiliates from Seller or its affiliates out of claims made under or arising out of the Sale Agreement and/or the Transaction).  The undersigned will not have any liability, responsibility or obligation under this Joinder or the Sale Agreement for any other obligations, responsibilities or liabilities under the Sale Agreement.

AMERICAN RESIDENTIAL COMMUNITIES JV LLC, a Delaware limited liability company

By:	Riverside Management 2 LLC, a Delaware limited liability company, Administrative Member

	By:	/s/ Orrin S. Shifrin
Orrin Shifrin, Secretary

Signature Page to Amendment to Purchase and Sale Agreement

Joinder by Farallon Special Investment Partners II, L.P. and Farallon Capital Partners, L.P.

Each of the undersigned join in the execution of this Amendment for the sole purpose of agreeing to be obligated on a several (not joint and several) basis with one another for payment of all amounts (such amounts to be paid 75.36% by Farallon Capital Partners, L.P., a California limited partnership, and 24.64% by Farallon Special Investement Partners II, L.P., a California limited partnership) due resulting from a breach by Sellers of a representation or warranty made in the Sale Agreement or in any of the documents executed by Seller at the Closing (subject in all events to the terms of Section 8.3.6 and Section 13.15 of the Sale Agreement, including without limitation the Claims Survival Period and the $15,000,000 cap on liability; provided that for purposes of this Joinder, the last sentence of Section 8.3.6 of the Sale Agreement and the third sentence and the second to last sentence of Section 13.15 of the Sale Agreement shall not apply).  The undersigned will not have any liability, responsibility or obligation under this Joinder or the Agreement for any other obligations, responsibilities or liabilities under the Agreement.

FARALLON SPECIAL INVESTMENT PARTNERS II, L.P., a California limited partnership

BY:	Farallon Partners, L.L.C., a Delaware limited liability company

	By:	/s/ Richard B. Fried
	Name:	Richard B. Fried
	Its:	Managing Member

FARALLON CAPITAL PARTNERS, L.P.,
a California limited partnership

BY:	Farallon Partners, L.L.C., a Delaware limited liability company

	By:	/s/ Richard B. Fried
	Name:	Richard B. Fried
	Its:	Managing Member

Signature Page to Amendment to Purchase and Sale Agreement

AGREEMENT OF ESCROW AGENT

The undersigned hereby joins in the execution of this Amendment for the sole purpose of acknowledging and agreeing to the modification of the Sale Agreement by the foregoing Amendment.

FIRST AMERICAN TITLE INSURANCE COMPANY

By:	/s/ Brian M. Serikaku
Name: Brian m. Serikaku
Title: Escrow Officer

Signature Page to Amendment to Purchase and Sale Agreement